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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 8, 2006

                              BRE Properties, Inc.
             (Exact name of registrant as specified in its charter)

            Maryland                    1-14306                94-1722214
  (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)                Number)            Identification No.)

   525 Market Street, 4th Floor, San Francisco, CA            94105-2712
       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (415) 445-6530

          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

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ITEM 8.01 OTHER EVENTS

Attached as Exhibit 99.1 is a copy of a press release issued on August 8, 2006, with respect to a private offering, subject to market conditions, of $350 million aggregate principal amount of convertible senior notes due 2026, plus an additional $52.5 million aggregate principal amount of notes that may be issued at the option of the initial purchasers to cover over-allotments within 30 days of the initial issuance of the notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

99.1         Press Release dated August 8, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   (Registrant)

Date: August 8, 2006                               By:  /s/ Edward F. Lange, Jr.
                                                        ------------------------
                                                        Edward F. Lange, Jr.

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                                  Exhibit Index

99.1   Press Release dated August 8, 2006